Exhibit 99.1
Wedbush Morgan Securities Management Access Conference March 12, 2009 New York City

This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward- looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward- looking statements and risk factors that may affect them is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statement in this presentation, except as required by law. Private Securities Litigation Reform Act of 1995 Safe Harbor For Forward-Looking Statements

Ron Totaro, Chief Operating Officer Business Review

Topics Our Product Portfolio Market Environment Customer by Type Sales Results Geographic Channels Financial Metrics

ACI Product History 1975 1982 1985 1990 1995 2000 2005 2008 BASE24-atm TRANS24 Payments Manager ICE Smart Chip Manager Proactive Risk Manager OCM24 MTS ASx Trade Finance Enterprise Banker ON/2 OpeN/2 Retail Banking Wholesale Banking Risk Management Tools & Infrastructure BASE24-eps Network Express ASSET BASE24-pos Automated Case Management WebGate Enterprise Enrollments

ACI Product Portfolio ACI Wholesale Payments Solution Payments Hub MTS-eps Online Banking ACI Enterprise Banker Trade Finance ACI Global Trade Manager ACI Open Account Manager Global Payments Processing ACI MTS - Money Transfer System ACI Payment File Manager ACI Common Infrastructure & Tools Automated Enrollments ACI Enterprise Enrollments Web Services Tools ACI WebGate Activity Monitoring ACI Monitoring & Management System (ENGUARD) Testing and Simulation ACI Simulation Services for Enterprise Testing (ASSET) Communications ACI Network Express ICE-XS GoldenGate ACI Risk Management Solution Fraud Detection ACI Proactive Risk Manager Case Management ACI Automated Case Management ACI Retail Payments Solution Payments Hubs BASE24 BASE24-eps ACI Commerce Gateway ACI Retail Commerce Server Payment Settlement and Card Management Card Management ACI Payments Manager ACI Smart Chip Manager Payment Settlement ACI Payments Manager

SOA-based solution and architecture Convergence of Wholesale, Retail and Risk Management Payment services Easy integration with the financial institution's enterprise infrastructure Long-term vision for ACI and ACI customers Over time, business functions in current products will be composed into components and services Existing ACI products will begin to provide and consume services that interact within the ACI EPS Hub ACI Product Direction vis a vis the EPS Hub: Payment Access Services Wholesale Payments Solution Retail Payments Solution Risk Management Solution EPS Core Services Clearing, Settlement, Reconciliation, Account Management Scoring & Analytics, Decisioning EPS Infrastructure Orchestration, Application Management Security EPS Database Data Management

BASE24-eps

Functionality / Market Served

- Provides an end-to-end solution for the acquisition, authorization and recording of consumer based electronic payments
- High volume, high availability, multi-platform transaction processing engine
- Transaction acquiring: ATM, POS and interchange interfaces
- Device channel management: ATM and POS Complex transaction routing and switching

Key Competitors

- Software Providers
  - S1
  - Fidelity (eFunds)
  - Regional (Alaric, Tietonator, Dystra)
- Processors (Mature and Emerging)
  - First Data, ATOS, Metavante, FiServ,...
  - Visa & Mastercard

Value Proposition

- Attain faster time to market at a lower cost through powerful customization environment for authorization, device management and interfaces
- Platform rationalization after merger or acquisition while supporting diverse payment products and processes
- Provide customers a single view of their card account activity and balances across multiple delivery device channels
- Eliminate need to maintain multiple authorization engines (e.g. BASE24-atm and BASE24-pos), reducing system complexity, development and maintenance costs

Release Plan / Pricing

- Providing capabilities to migrate our legacy payment engine customers to BASE24-eps (BASE24, ON/2, OpeN/2, AS/x, T25, OCM24)
- Building out of the long term retail roadmap with the end view towards the EPS-HUB
- Customers license modules and capacity
- Maintenance fees (PSF) are typically associated with modules, not capacity

8

PRM

Functionality / Market Served

- Provides an end-to-end solutions for real-time and enterprise payments risk management: Fraud Detection and Money Laundering Detection
- Transaction monitoring solution to detect fraudulent and money laundering activity
- Solutions offered for Enterprise, Debit/Credit card, Merchant and Anti-Money Laundering
- Rules and Neural Network detection engines
- Interfaces between ACI products (BASE24, BASE24 eps, and MTS)

Key Competitors

- Fair Isaac
- Actimize
- Norkom
- Fortent
- SAS

Value Proposition

- Enterprise version offers operational savings by consolidation of multiple point solutions
- Rules and scoring combined provide lift to detection of fraudulent and money laundering activity
- Profiling assists in detecting more fraud by comparing current activity to established norms
- Short implementation timeframe
- Customer driven data input allows customers to define their input formats, which drives screen content

Release Plan / Pricing

- Launch next generation of PRM and ACM
- Build out of the long term retail roadmap with the end view towards the EPS-HUB

- The current pricing structure includes an initial license fee, monthly license fee, capacity fees, and monthly product support fee.
- Services are approached directly as time and materials based on the effort.

9

ACI

Enterprise Banker An online banking product that supports all market segments, from consumer to large corporate customers Real-time and batch balance and transaction reporting, with images, online statements ACH origination, wire transfer origination and reporting, account transfers, stop payment, positive pay, loan payments and advances/drawdowns, cash concentration Remote check deposit, bill payment, multi-factor authentication Functionality / Market Served Single online banking product for corporate, middle market, business banking, micro business and consumer Depth and breadth of cash management capabilities and features, including 3rd party Deployed in-house and On Demand (ASP) Proven & predictable implementation including real-time interfaces and portal, and third party integration process Value Proposition S1 Fundtech Intuit/DI Key Competitors Improved capabilities for generating ACH and Wire payments, and integration to payment systems such as MTS Critical focus on reporting and ease of manipulation of payment data by businesses and consumers In-house price model based upon site license with annual maintenance AOD price model based upon module license fees with annual maintenance and monthly customer fees Release Plan / Pricing

Base 24 Classic Sunset Announced in 2008 SUNSET was announced in March 2008 Not End-of-Life announcement Sunset will be effective in November 2011 Sunset means: Standard maintenance will increase significantly We still fix product defects Enhancements must be customer-funded Mandates must be customer-funded Supported platforms for BASE24-eps: IBM System z IBM System p Sun Solaris HP Nonstop

BASE24-eps - Ready for Primetime Licensed over 70 times (new accounts, new apps) Live over 35 times Live in many different operating environments ATM driving, merchant acquiring, switching, merchant retail, multi-channel Live on all of our supported platforms And now, with version 8.2, optimized for System z

In 2008 we began moving towards a Hub Strategy Example: A Retail Payments Hub Integrated Retail Payments Processing Hub Internal Bank Host Systems CIF/CRM Revolving Credit Prepaid Cust Service Brokerage DDA External Networks and Hosts Transaction Acquiring Integrated Fraud Detection Authorization and Switching Settlement and Reconciliation Customer and device authentication Native message formats Message translation Comms Negative and/or positive Limits and utilization Balances Scripted authorization Card, account, customer Rules or model-based Real-time, near real-time, or post-transaction Scripted transaction selection Centralized settlement Reporting Exception management Switching and routing Transaction logging Stand-in ATM POS Issuer Branch Internet Banking Call Center IVR Transaction Channels Network Access

General Market Update Financial crisis has spread to most markets Cost pressures on our customers Inefficient technologies and processes Exacerbated by M&A activity seen over past half year Heavy focus on compliance, fraud and risk management Good for the ACI hub multi-product solution sales Our Enterprise On Demand opportunities are also very key for this market Starting to see impact of M&A activity as customers consolidate licenses Cross sell opportunities even as we lose the benefit of second license stream revenue Many license amalgamations which would occur as a result of M&A have already been factored into backlog (Wamu, Mellon, ABN, Wachovia, etc)

Market Trends and Drivers U.S. credit crisis leads to extreme focus on ROI, and accelerated M&A Continued desire to reduce costs and increase productivity Need for end-to-end solutions Need for platform and solutions convergence Need to automate manual, cumbersome processes ACI will drive customers to new releases to address these needs Electronic payment volumes continue to rise Risk and compliance needs Globalization needs Newer phenomena - EMV, prepaid cards, mobile banking and payments Overall market drivers remain positive for ACI

Customer Revenue by Industry Type We maintained a similar product line segmentation year-over-year Strong revenue from banks and processors in 2008 Growing activity in the retailer segment in the United States Contraction in the 'other' category led by loss of large Canadian processing deal in 2007 All product attrition for the year at extremely low rates of 4.2% All product attrition for the year at extremely low rates of 4.2% All product attrition for the year at extremely low rates of 4.2% All product attrition for the year at extremely low rates of 4.2% All product attrition for the year at extremely low rates of 4.2% All product attrition for the year at extremely low rates of 4.2% All product attrition for the year at extremely low rates of 4.2%

Q4 2008 Sales Results Q4 2008 demonstrated strong add on / term renewals sales performance compared to last year Positive pricing gains in add-on business and term extensions in this quarter as evidenced by growth in retail payments Top 5 customers accounted for 45% of sales performance in the quarter as compared to 12% in Q3 2008 and 38% of sales in the preceding year quarter Positive variance versus prior year quarter due to: Major deal renewals at improved economic terms in the North American market Sale of add-on products to existing customers driven by term contract renewals Service deals at improved economic rates Negative variance in application services due to significant customer renewal activity in prior year period activity in prior year period activity in prior year period activity in prior year period activity in prior year period activity in prior year period activity in prior year period activity in prior year period activity in prior year period activity in prior year period activity in prior year period activity in prior year period activity in prior year period activity in prior year period activity in prior year period activity in prior year period activity in prior year period activity in prior year period activity in prior year period activity in prior year period activity in prior year period activity in prior year period activity in prior year period activity in prior year period activity in prior year period

Historic Sales By Quarter 2007-2008 Historic Sales By Quarter 2007-2008

Americas Q4/Year in Review Q4 Revenue of $57.8 million, an increase of 16% over Q4 2007 driven by two large term renewals Annual revenue of $207.4 million, an increase of 5% over prior year Sales in the year were very strong New business sales up 14% year-over-year Term extension sales flat although dollar amount rose significantly U.S. sales up 14% even while headcount was reduced by 17% 20 new accounts Including Synovus, Tempo Servicios, Banred (Ecuador), Sumitomo U.S. 22 new applications sold in calendar year 2008 31 deals sold over $1 million in contract value during the year 10-12 major renewals Including Bank of America, Fiserv, Shoppers Drug, M&T, Comerica

2009 Opportunities- Americas North American Banks Top bank ATM systems currently on processors Hub consolidation and cross-sell Online banking consolidation Risk Management cross-sell and upsell Wholesale payments in Canada North American Retailers Replace redundant, fragmented legacy technologies Processors Replace redundant legacy technologies Latin America New accounts and cross-selling Wholesale payments

EMEA Q4/Year in Review Q4 Revenue of $39.5 million, a decrease of 8% over Q4 2007 revenue of $43.1 million largely due to FX impact of approximately $5-6 million Q4 Major Term Extensions in Italy and Slovakia Q4 Large Services deals at El Corte Ingles and HBOS for Base24-eps Annual Revenue of $169.0 million, an improvement of 21% due to Faster Payments services acceptance 9 New customer names and 41 new applications during the year 25 deals over $1 million in contract value in 2008 Major 2008 renewals at: Al Rajhi Erste Bank Fortis HSBC OTP

2009 Opportunities- EMEA BASE24-eps - Focus on Tier 1 migrations and new names Payments HUB consolidation opportunities Build Operate Transfer model creates opportunity during a difficult economic climate and with major M&A activity Wholesale focus on SEPA-express with market regulations driver, expansion of Faster Payments and MTS-eps business development Continue to build on the success of PRM Professional Services - expansion of existing offerings to include support packages for sunset products and continue to increase margins

Asia-Pacific Q4/Year in Review Q4 revenue of $12.0 million, an increase of 40% due to wholesale service customers Term extension contracts signed for AP's 2 largest revenue customers. Two new customers - 1st PRM license on IBM System Z in the world Significant capacity contracts in China, India, Korea, and Thailand. Annual revenue of $41.3 million, an increase of 13% over prior year Largely due to strong professional services deals being implemented across Wholesale and Retail business 5 new customers and 9 new applications licensed during the year Grew sales by 37% year on year Wholesale Product related sales grew by 156% year on year Operating entities and sales operations in China and India established

2009 Opportunities- Asia North Asia is the growth opportunity Japan upgrading retail/wholesale infrastructure China banks looking for payment hubs & upgrade risk India volumes continue to grow Indian banks rapidly extend coverage in consumer payments Australia consolidates Drives urgency to implement payment hubs across retail/wholesale Transaction banking services growing Corporate banking services attracting greater budgets in ASEAN

Cost Management Annualized gross cost savings of $30 million achieved in 2008 Rationalized headcount in mature markets and reinvested in growth regions A further $8 million in cost savings which will complete restructuring in 2009 Approximately $11.5 million to be re-invested in products, services and operational management Globalize Help24 customer support to create better quality as well as to control costs through better common tools and processes Assessing back office delivery / functionality

Financial Review Tamar Gerber, Vice President, Investor Relations

Financials- Year in Review Financials- Year in Review Revenues up 12% on very strong term extensions and add-on sales and in spite of FX depreciation of revenue in European currencies Expenses up 6% Better than our 7-8% guidance given in March 2008 Favorably impacted in EMEA by currency exchange rates Favorably impacted in EMEA by currency exchange rates Favorably impacted in EMEA by currency exchange rates Favorably impacted in EMEA by currency exchange rates Favorably impacted in EMEA by currency exchange rates Favorably impacted in EMEA by currency exchange rates Favorably impacted in EMEA by currency exchange rates Favorably impacted in EMEA by currency exchange rates Favorably impacted in EMEA by currency exchange rates Favorably impacted in EMEA by currency exchange rates Favorably impacted in EMEA by currency exchange rates

Backlog is Still a Significant Contributor to current period Revenue Larger reliance on term renewals as a percentage of revenue on a year- over-year basis Rise in revenue contributed by current period sales was due to ILFs and capacity related to large retail system term renewals and add-on sales 60-month backlog contribution to revenue constant over prior year quarter 60-month backlog contribution to revenue constant over prior year quarter 60-month backlog contribution to revenue constant over prior year quarter 60-month backlog contribution to revenue constant over prior year quarter 60-month backlog contribution to revenue constant over prior year quarter 60-month backlog contribution to revenue constant over prior year quarter

OFCF Walk Q4 2007 vs Q4 2008 Cash Receipts Stronger AR management plus strong Latin American cash collections Increase in recurring monthly license fees largely due to de-emphasis on PUF deals across the business Payroll expenditures benefit from restructuring IBM IT Outsourcing use of cash in 2008 offset by payroll and reduced capex savings capex savings capex savings capex savings capex savings capex savings capex savings capex savings

Operating Free Cash Flow 2007-08-09 Operating Free Cash Flow 2007-08-09 In $ Thousands In $ Thousands

Performance versus 2008 Guidance Exceeded OFCF expectations due to Stronger than expected cash collections on a global basis $3 million tax refund in Canada Achieved $460 million in sales Signed $189 million of business in Q4, term renewals came in larger and earlier than expected, primarily in the US banking sector customer base Rev-log of $62 million achieved; ex-FX would have achieved $140.8 million rev-log Currency Impact of ~$81 million: extreme volatility in currency markets impacting ~ $78 million of backlog and approximately $3 million of revenue Sales mix- term extensions greater percentage of sales than what we had expected expected expected expected expected expected expected expected expected expected expected expected expected

2009 Guidance Sales Flat to slightly down compared to prior year using constant budgeted FX rates from September 2008. FX Impact Beneficial to operating income percentage Revenue Growth rate excluding FX impact would have been 3-5% GAAP Operating Income Operating income to achieve 8-10% up from 5-6% in 2008 Sales are at a constant September 2008 budgeted FX rate of $:£ 1:1.82, $:€ 1:1.44 Revenue & GAAP Operating Income at 1/30/2009 prevailing FX Rates of $:£ 1:1.43, $:€ 1:1.29

Forward-Looking Statements This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as "believes," " will," "expects," "anticipates", "looks forward to," and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include, but are not limited to, statements regarding the: ACI product direction and EPS Hub; Release plans and pricing for Base 24-eps, PRM and Enterprise Banker products; Expectations relating to the announced sunset of Base 24 Classic; Expectation that market conditions, including the financial crisis, cost pressures on customers, focus on customer compliance, fraud and risk management, and customer m&a activity, will have a beneficial impact on the Company's business; Expectation that overall market drivers remain positive for ACI; Opportunities in the Americas, EMEA and Asia-Pacific; Estimated 2009 cost savings associated with the restructuring; Anticipated investment of $11.5 million in products, services and operational management; Expected cost savings through globalization of Help24 customer support; Expectations relating to operating free cash flow, including expected capital expenditures, non- recurring items and proceeds and expenses associated with the IBM alliance; 2009 financial guidance, including sales, revenue and GAAP operating income; and Expectation that foreign exchange rates will have a beneficial impact on the Company's operating income percentage.

Forward-Looking Statements Any or all of the forward-looking statements may turn out to be wrong. They can be affected by the judgments and estimates underlying such assumptions or by known or unknown risks and uncertainties. Many of these factors will be important in determining the Company's actual future results. Consequently, no forward-looking statement can be guaranteed. Actual future results may vary materially from those expressed or implied in any forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements after the date of this presentation. All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in the Company's filings with the Securities and Exchange Commission. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review the Company's filings with the Securities and Exchange Commission, including the Company's Form 10-K filed on March 4, 2009, specifically the section entitled "Risk Factors." The risks identified in the Company's filings with the Securities and Exchange Commission include: Risks associated with the global financial crisis affecting the banking system and financial markets, which could reduce the demand for our products and services or otherwise adversely impact our cash flows, operating results and financial condition; Risks associated with provisions in our current credit facility which may limit our flexibility in operating our business; Risks associated with the volatility and disruption of the capital and credit markets and adverse changes in the global economy which may negatively impact our liquidity and our ability to access financing.

Forward-Looking Statements Risks associated with the restatement of the Company's financial statements; Risks associated with the Company's performance which could be materially adversely affected by a general economic downturn or lessening demand in the software sector; Risks associated with the complexity of the Company's software products; Risks inherent in making an estimate of the Company's backlogs which may not be accurate and may not generate the predicted revenue; Risks associated with the Company's ability to compete in the rapidly changing and highly competitive software industry Risks associated with tax positions taken by the Company which require substantial judgment and with which taxing authorities may not agree; Risks associated with consolidation in the financial services industry which may adversely impact the number of customers and the Company's revenues in the future; Risks associated with the Company's stock price which may be volatile; Risks associated with conducting international operations; Risks regarding the Company's BASE24-eps product which may prove to be unsuccessful in the marketplace; Risks associated with the announced maturity of certain of the Company's legacy retail payment products, which may result in decreased customer investment in our products and adversely impact our strategy to migrate customers to our next generation products; Risks associated with the Company's future profitability which depends on demand for its products; lower demand in the future could adversely affect the Company's business; Risks associated with the Company's software products which may contain undetected errors or other defects, which could damage its reputation with customers, decrease profitability, and expose the Company to liability; Risks associated with the IBM alliance, the Company and/or IBM's ability to perform under the terms of that alliance and customer receptiveness to the alliance;

Forward-Looking Statements Risks associated with the outsourcing arrangement with IBM which may not achieve the level of savings that we anticipate and, because the arrangement involves changes in systems and personnel, may expose the Company to operational and control risks which could adversely affect the Company's business; Risks associated with future acquisitions and investments which could materially adversely affect the Company; Risks associated with the Company's ability to protect its intellectual property and technology and that the Company may be subject to increasing litigation over its intellectual property rights; Risks associated with litigation that could materially adversely affect the Company's business financial condition and/or results of operations; Risks associated with new accounting standards or revised interpretations or guidance regarding existing standards; Risks associated with the Company's offshore software development activities, which may put its intellectual property at risk; Risks associated with security breaches or computer viruses, which could disrupt delivery of services and damage the Company's reputation; Risks associated with the Company's customers who are subject to a regulatory environment and industry standards that may change and reduce the number of transactions in which the customers engage; Risks associated with the Company's ability to comply with privacy regulations imposed on providers of services to financial institutions; Risks associated with system failures, which could delay the provision of products and services and damage the Company's reputation with its customers; Risks associated with the Company's restructuring plan, which may not achieve expected efficiencies; and Risks associated with material weaknesses in the Company's internal control over financial reporting.